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                                                                  EXHIBIT 10.4.3

                         AMENDMENT NO. 3 AND JOINDER TO
                            STOCKHOLDERS' AGREEMENT


                  THIS AMENDMENT NO. 3 AND JOINDER (this "Amendment and Joinder"), dated August __, 1999, by and among Allied Riser Communications Holdings, Inc., a Delaware corporation (the "Company"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG"), Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("NVP"), ANDA Partnership, an Illinois general partnership ("ANDA" and together with EGI-ARC, TP, CWF, EVW, CIII, LEG and NVP, the "Existing Financial Sponsors"), GS Capital Partners III, L.P. a Delaware limited partnership ("Goldman") and Whitehall Street Real Estate Limited Partnership XI, a Delaware limited partnership ("Whitehall" and together with Goldman, the "Proposed Financial Sponsors") (collectively the Existing Financial Sponsors and the Proposed Financial Sponsors are referred to herein as the "Parties") to that certain Stockholders' Agreement, as amended by Amendment No. 1 and Joinder and Amendment No. 2 and Joinder thereto (the "Stockholders' Agreement"), dated as of November 5, 1998, by and among the Company, EGI-ARC, TP and the other persons identified therein. All terms not otherwise defined herein shall have the meanings given such terms in the Stockholders' Agreement.

                  WHEREAS, the Company, EGI-ARC, TP and the other persons identified therein have entered into the Stockholders' Agreement as amended by
(i) Amendment No. 1 and Joinder to Stockholders' Agreement dated as of November 23, 1998 and (ii) Amendment No. 2 and Joinder to Stockholders' Agreement dated December 30, 1998, and effective as of November 23, 1998, and such parties desire to further amend the Stockholders' Agreement as provided herein;

                  WHEREAS, Section 5.3 of the Stockholders' Agreement permits amendment of the Stockholders' Agreement by a written instrument signed by (i) the Company, (ii) holders of not less than fifty percent (50%) of the outstanding Preferred Stock, and (iii) Stockholders holding not less than fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents then held by all Stockholders;

                  WHEREAS, the Existing Financial Sponsors collectively hold in excess of fifty percent (50%) of (i) the outstanding Preferred Stock and (ii) the total number of


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shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents
held by all Stockholders as of the date hereof, and accordingly can, together with the Company, enter into this Amendment and Joinder;

                  WHEREAS, the Existing Financial Sponsors desire that each of the Proposed Financial Sponsors become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, and each of the Proposed Financial Sponsors desires to become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, as provided herein;

                  WHEREAS, Section 4.6 of the Stockholders' Agreement permits holders of a majority of the outstanding shares of Preferred Stock to designate any purchaser of newly issued Preferred Stock (or any new series of preferred stock) as a "Financial Sponsor" for all purposes under the Stockholders Agreement;

                  WHEREAS, the Existing Financial Sponsors together hold a majority of the outstanding shares of Preferred Stock outstanding and accordingly can designate additional Financial Sponsors pursuant to and for all purposes under the Stockholders' Agreement;

                  NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows:

         1.       Designation and Joinder.

         (a) The Existing Financial Sponsors hereby designate each of the Proposed Financial Sponsors as a "Financial Sponsor" for all purposes under the Stockholders' Agreement, except for Article III, entitled to all of the rights and subject to all of the obligations attendant thereunder to that status, except as provided herein. Each of the Proposed Financial Sponsors hereby consents and agrees to such designation, and further agrees that upon execution of this Amendment and Joinder, it shall become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement, except for Article III, as a "Financial Sponsor" thereunder as though originally a party as a "Financial Sponsor" thereunder, except as provided herein.

         (b) The execution and delivery of this Amendment and Joinder shall be deemed to constitute "written notice to the Company" of the designation set forth in Section 1(a) above, in satisfaction of such requirement of Section 4.6 of the Stockholders' Agreement.


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         2.       Amendments

         (a) The definition of "Preferred Stock" set forth in the preamble of the Stockholders' Agreement is hereby amended to include Series B Company Preferred Stock.

         (b) The threshold percentage of ARC Holdings Common Stock which triggers certain tag-along rights shall be reduced from 40% to 25% in Section
2.4 of the Stockholders' Agreement.

         (c) Schedule 3 to the Stockholders' Agreement, which lists the "Transaction Documents" is hereby amended to include the Amendment No. 2 and Joinder to Allied Riser Communications Holdings, Inc. Stockholders' Agreement, Joinder to Indemnification Agreement, First Amendment to Registration Rights Agreement, Second Amendment to Registration Rights Agreement, the Amended and Restated Certificate of Incorporation and the Certificate of Designation of Series B Preferred Stock.

         (d) For purposed of Section 5.2 of the Stockholders' Agreement, the following shall be the address for notice for each of the Proposed Financial
Sponsors:

                  Notice Address for Goldman:

                  GS Capital Partners III, L.P.
                  85 Broad Street, 10th Floor
                  New York, New York 10004
                  Fax:  (212)357-5505
                  Attention: Ben Adler

                  Notice Address for Whitehall:

                  GS Capital Partners III, L.P.
                  C/O Whitehall Street Real Estate Limited Partnership XI 85 Broad Street, 10th Floor
                  New York, New York 10004
                  Fax:  (212)357-5505
                  Attention: Brahm Cramer


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         3.       Miscellaneous.

         (a) Reaffirmation. Except as expressly modified hereby, the Parties hereby reaffirm each and every provision set forth in the Stockholders' Agreement and, except as modified hereby, the Parties acknowledge and agree that each provision and obligation therein continues in full force and effect. References to the "Agreement" in the Stockholders' Agreement shall hereinafter be deemed to mean such agreement as amended by this Amendment and Joinder.

         (b) Additional Provisions. Sections 5.1, 5.9, 5.10, 5.11 and 5.12 of the Stockholders' Agreement are hereby incorporated by reference into this Amendment and Joinder, mutatis mutandis.

         (c) Counterparts. This Amendment and Joinder may be executed in one or more counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment and
Joinder to the Stockholders' Agreement as of the date first above written.


                                    ALLIED RISER COMMUNICATIONS HOLDINGS, INC.


                                    By:
                                       -----------------------------------------
                                            Name:    David H. Crawford
                                            Title:   Chief Executive Officer


                                    EGI-ARC INVESTORS, L.L.C.

                                    By:     GAMI Investments, Inc.,
                                            its Managing Member


                                    By:
                                       -----------------------------------------
                                          Name:       Don Liebentritt
                                          Title:      Vice President


                                    TELECOM PARTNERS II, L.P.

                                    By:   Telecom Management II, L.L.C.,
                                           its General  Partner


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


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                                    CRESCENDO WORLD FUND, LLC

                                    By:      Crescendo Ventures World Fund, LLC,
                                             its General Partner


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


                                    EAGLE VENTURES WF, LLC


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


                                    CRESCENDO III, L.P.

                                    By:      Crescendo Ventures III, LLC,
                                              its General Partner


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


                                    LAWRENCE EQUITY GROUP, L.L.C.


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:   President and Managing
                                                      Member


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                                    NORWEST VENTURE PARTNERS VII, L.P.

                                    By:      Itasca VC Partners VII, LLP,
                                              its General Partner


                                    By:
                                       -----------------------------------------
                                             Name:    John P. Whaley
                                             Title:   Partner


                                    ANDA PARTNERSHIP, an Illinois general
                                    partnership

                                    By:      Ann Only Trust, an Illinois trust


                                    By:
                                       -----------------------------------------
                                             Name:    Mark Slezak
                                             Title:   Co-Trustee

                                             By:      Ann and Descendants Trust,
                                                      an Illinois trust


                                             By:
                                                --------------------------------
                                                      Name:    Mark Slezak
                                                      Title:   Co-Trustee


                                    GS CAPITAL PARTNERS III, L.P.


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


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                                    WHITEHALL STREET REAL ESTATE LIMITED
                                    PARTNERSHIP XI

                                    By:      WH Advisory, LLC XI,
                                             its General Partner

                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:


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